                                                                    Exhibit 10.1


                                                               EXECUTION VERSION

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      This Amendment (this "Amendment") is entered into as of April 21, 2004 by and among Robbins & Myers, Inc., an Ohio corporation (the "Borrower"), Robbins & Myers Finance Europe B.V., a Netherlands corporation (the "Subsidiary Borrower"), Bank One, NA, individually and as administrative agent (the "Agent"), and the other financial institutions signatory hereto.

                                    RECITALS

      A. The Borrower, the Subsidiary Borrower, the Agent and the Lenders are party to that certain Third Amended and Restated Credit Agreement dated as of October 7, 2003 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

      B. The Borrower, the Subsidiary Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

      Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

      1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:


      (a) Each of the following terms defined in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

            "Consolidated EBIT" shall mean, for any period for any person, Consolidated Net Income of such person for such period, plus, to the extent deducted in computing Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense for such period, (ii) Cash Tax Expense for such period, and (iii) [ ** ], minus, to the extent added in computing such Consolidated Net Income for such period, the sum of (i) any interest income and (ii) any non-cash income or non-cash gains during such period that requires footnote disclosure on financial statements, reports or other filings pursuant to or in accordance with GAAP or applicable SEC regulations, all as determined on a consolidated basis with respect to such person and its Consolidated Subsidiaries in accordance with GAAP.

            "Consolidated EBITDA" shall mean, for any period for any person, Consolidated Net Income of such person for such period, plus, to the extent deducted in computing such Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense for such period, (ii) Cash Tax Expense for such period, (iii) [ ** ], and (iv) depreciation, depletion, amortization of intangibles and other non-cash charges or non-cash losses, minus, to the extent added in computing such Consolidated Net Income for such period, the sum of (i) any interest income, and (ii) any non-cash income or non-cash gains during such period that requires footnote disclosure on financial statements, reports or other filings pursuant to or in accordance with GAAP or applicable SEC regulations, all as determined on a consolidated basis with respect to such person and its Consolidated Subsidiaries in accordance with GAAP.

      (b) The definition of Consolidated Net Income set forth in Section 1.01 of the Credit Agreement is amended by deleting clause (f) in its entirety and replacing it with the following new clause (f):

            (f) up to $2,500,000 of non-recurring cash charges which have been previously specifically identified by the Borrower to the Administrative Agent in writing and which are incurred through the fiscal quarter ending November 30, 2004.


      (c) Section 1.01 of the Credit Agreement is amended by inserting the following new definition therein in alphabetical order:

                  [ ** ]

      (d) Section 6.13(a) is amended in its entirety to read as follows:

            (a) Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio (i) to be less than
      2.00 to 1.00 for any Reference Period ending on or prior to May 31, 2005,
      (ii) to be less than 2.25 to 1.0 for any Reference Period ending after May 31, 2005 and on or prior to November 30, 2005, or (iii) to be less than
      2.50 to 1.0 for any Reference Period ending thereafter.

      (e) Section 6.13(b) is amended in its entirety to read as follows:

            (b) Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio to exceed 4.00 to 1.00 for any Reference Period ending on or prior to May 31, 2005 (ii) to exceed 3.75 to 1.0 for any Reference Period ending after May 31, 2005 and on or prior to November 30, 2005, or (iii) to exceed 3.5 to 1.0 for any Reference Period ending thereafter.

      2. Waiver. The Lenders hereby waive any breach of [ ** ] the Credit Agreement arising solely out of [ ** ] and agree that [ ** ] shall be excluded from [ ** ].

      3. Release of Guaranty; Termination of Pledge Agreements; Release of Collateral. The Lenders hereby confirm and ratify the authority of the Collateral Agent to, and direct the Collateral Agent to, effective upon the consummation of the [ ** ] (i) release [ ** ] from any and all obligations under that certain Amended and Restated Guarantee Agreement dated as of May 15, 1998 and (ii) release the lien of the Pledge Agreement upon all previously pledged shares and Intercompany Notes of [ ** ] and deliver such pledged shares and Intercompany Notes to the Borrower. Notwithstanding the foregoing, the provisions of this Section 2 shall not be deemed to be a release of any other collateral granted to the Collateral Agent pursuant to any Collateral Document.

      4. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants that:


      (a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

      (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

      (c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall conflict with or breach any of the terms of the Senior Notes or Subordinated Notes;

      (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      5. Effective Date. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Subsidiary Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that Sections 1 and 2 hereof shall not become effective until the date (the "Effective Date") when the following additional conditions have also been satisfied:

      (a) Each of the Guarantors has executed and delivered a reaffirmation of Guaranty in the form of Exhibit A hereto.

      (b) The Borrower has paid to the Agent (for the benefit of each Lender signatory hereto as of the Effective Date) an amendment fee equal to 0.125% of such Lender's Commitment on the Effective Date and has paid such other fees relating to this Amendment as may be separately agreed to, which fees shall be deemed fully earned and non-refundable on the Effective Date.

      6. Reference to and Effect Upon the Credit Agreement.

      (a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

      7. Costs and Expenses. The Borrower hereby affirms its obligation under
Section 9.05 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

      8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


      9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


      10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature pages follow]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        ROBBINS & MYERS, INC.,

                                        AS BORROWER

                                        By:        /s/ Kevin Brown
                                                   -----------------------------
                                        Name:      Kevin Brown
                                        Title:     Vice President
                                                   Finance,
                                                   Chief Financial
                                                   Officer

                                        ROBBINS & MYERS FINANCE EUROPE B.V., AS
                                        SUBSIDIARY BORROWER

                                        By:        /s/ Kevin Brown
                                                   -----------------------------
                                        Name:      Kevin Brown
                                        Title:     Attorney-in-fact
                                                   pursuant to Power of
                                                   Attorney

                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                                       ISSUING BANK AND LENDER

                                       By:         /s/ Suzanne Ergastolo
                                                   -----------------------------
                                       Name:       Suzanne Ergastolo
                                       Title:      Director,
                                                   Senior Underwriter

                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       HARRIS TRUST AND
                                       SAVINGS BANK

                                       By:         /s/ George M. Olahy
                                                   -----------------------------
                                       Name:       George M. Olahy
                                       Title:      Vice President
                                       Address:    111 West Monroe St.
                                                   Chicago, Illinois 60603
                                       Telephone:  (312) 461-7788
                                       Fax:        (312) 461-2591


                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       NATIONAL CITY BANK

                                       By:         /s/ Neal J. Hinker
                                                   -----------------------------
                                       Name:       Neal J. Hinker
                                       Title:      Sr. Vice President
                                       Address:    6 N. Main Street
                                                   Dayton, Ohio 45412-2200
                                       Telephone:  (937) 226-2041
                                       Fax:        (937) 226-2058


                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       WACHOVIA BANK, N.A.

                                       By:         /s/ Sarah T. Warren
                                                   -----------------------------
                                       Name:       Sarah T. Warren
                                       Title:      Director
                                       Address:    301 S. College St. TW-5
                                                   Charlotte, NC 28288
                                       Telephone:  (704) 383-4498
                                       Fax:        (704) 383-1625

                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       THE BANK OF NOVA SCOTIA

                                       By:         /s/ V. Gibson
                                                   -----------------------------
                                       Name:       V. Gibson
                                       Title:      Assistant Agent
                                       Address:    600 Peachtree St., N.E.
                                                   Suite 2700
                                                   Atlanta, Georgia  30308
                                       Telephone:  (404) 877-1554
                                       Fax:        (404) 888-8998


                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       FIFTH THIRD BANK (WESTERN OHIO)

                                       By:         /s/ Neal R. Ratcliff
                                                   -----------------------------
                                       Name:       Neal R. Ratcliff
                                       Title:      Vice President
                                       Address:    110 N. Main St.
                                                   MD 332921
                                                   Dayton, Ohio 45402
                                       Telephone:  (937) 229-8327
                                       Fax:        (937) 229-8383

                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                       UNICREDITO ITALIANO,

                                       NEW YORK BRANCH

                                       By:         /s/ Gianni Franco Papa
                                                   -----------------------------
                                       Name:       Gianni Franco Papa
                                       Title:      Senior Vice President,
                                                   Branch Manager

                                       By:         /s/ Saiyed Abbas
                                                   -----------------------------
                                       Name:       Saiyed Abbas
                                       Title:      Vice President
                                       Address:    375 Park Ave.
                                                   2nd Floor
                                                   New York, NY 10152
                                       Telephone:  (212) 546-9630
                                       Fax:        (212) 546-9675



                    [Signature Page to Robbins & Myers, Inc.
                      Amendment No. 1 to Credit Agreement]

                                    EXHIBIT A

                            REAFFIRMATION OF GUARANTY

      Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of April 21, 2004 (the "Amendment"), consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Guarantee Agreement dated as of May 15, 1998 (as defined in the Amendment).

Dated as of April 21, 2004

                                        PFAUDLER, INC.


                                        By _____________________________________
                                              Name:
                                              Title:

                                        EDLON, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        GLASTEEL PARTS AND SERVICES, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        E.C. MOTORS, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        INDEX MANUFACTURING CO., INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        MOYNO, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        PIEPENBROCK ENTERPRISES, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        R&M ENVIRONMENTAL STRATEGIES, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        ROBBINS & MYERS ENERGY SYSTEMS, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        TARBY OF DELAWARE, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        ROBBINS & MYERS ENERGY SYSTEMS, L.P.


                                            By:  Robbins & Myers Energy Systems,
                                                 Inc., as general partner

                                            By:_________________________________
                                            Name:
                                            Title:


                                        ROBBINS & MYERS HOLDINGS, INC.

                                        By:_____________________________________
                                        Name:
                                        Title:


                                        ROMACO, INC.

                                        By:_____________________________________
                                        Name:
                                        Title: